FOURTH AMENDMENT dated as of August 30, 2019 (this “Amendment”) to the SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of March 13, 2013, as amended and restated as of March 27, 2014, as further amended and restated as of February 19, 2016, as further amended as of August 8, 2016, as further amended as of June 5, 2017, and as further amended as of March 15, 2018 (the “Credit Agreement”), among BLACKROCK CAPITAL INVESTMENT CORPORATION, a Delaware corporation (the “Borrower”); the LENDERS from time to time party thereto; CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”); and BANK OF MONTREAL, CHICAGO BRANCH, as Syndication Agent.
The Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Lenders whose signatures appear below, constituting at least the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing so to amend the Credit Agreement.
Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
A.          Amendment to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):
(i)          Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Subsidiary Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such

Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Fourth Amendment” means the Fourth Amendment dated as of August 30, 2019, to this Agreement.
“Fourth Amendment Effective Date” means the “Amendment Effective Date”, as defined in the Fourth Amendment.
“Swap Obligation” means, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(ii)          Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the following defined term:
“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, excluding, with respect to any Subsidiary Guarantor, any Hedging Agreements which are Excluded Swap Obligations with respect to such Subsidiary Guarantor.
(iii)          the aggregate amount of the Multicurrency Commitments will be permanently reduced, in accordance with Section 2.08(b) of the Credit Agreement, from $400,000,000 to $340,000,000.
(iv)          Section 2.04(a) of the Credit Agreement is hereby amended by adding “(or, so long as Citibank is the Swingline Lender, $35,000,000, without the prior written consent of Citibank)” after “$50,000,000”.
(v)          Section 2.05(c) of the Credit Agreement is hereby amended by adding “(or, so long as Citibank is the Issuing Bank, $15,000,000, without the prior written consent of Citibank)” after “$25,000,000”.
(vi)          Section 6.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)          Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than the greater of (i) 40% of the total assets of the Borrower and its Subsidiaries as at the last day of such fiscal quarter (determined on a consolidated basis, without duplication, in accordance with GAAP) and (ii) $375,000,000 plus 25% of the net proceeds of the sale of Equity Interests by the

Borrower and its Subsidiaries after the Fourth Amendment Effective Date.
(vii)          The following new Section 9.18 is hereby added immediately after Section 9.17 of the Credit Agreement:
“SECTION 9.18. Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC  Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under  the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).
(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(c) As used in this Section 9.18, the following terms have the following meanings:

“BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with 12 U.S.C. § 5390(c)(8)(D).”
B.          Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Amendment is within its corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower, (ii) this Amendment has been duly executed and delivered by the Borrower, (iii) each of this Amendment, and the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

C.          Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:
(i)          the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, each Subsidiary Guarantor and the Required Lenders; and
(ii)          the Administrative Agent shall have received all amounts invoiced to the Borrower that are due and payable to it, any of its affiliates or any of the Lenders, including payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower in connection with this Amendment.
D.          Waiver of Notice. In connection with the reduction of the Multicurrency Commitments effected pursuant to Section A(iii) above, the Administrative Agent and each Lender party hereto hereby waives the requirement that the Borrower deliver a notice to the Administrative Agent pursuant to Section 2.08(c) of the Credit Agreement.
E.          Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document, and the representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement. Each Obligor agrees that all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment. On and after the effectiveness of this Amendment, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby. This Amendment shall not extinguish any payment obligation outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
F.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
G.          Severability. Any provision of this Amendment held to be ineffective, invalid, illegal or unenforceable shall not affect the effectiveness, validity, legality and enforceability of the remaining provisions hereof; and the ineffectiveness, invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
H.          Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
I.          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKROCK CAPITAL INVESTMENT CORPORATION,

by	/s/ Michael Pungello

Name: Michael Pungello
Title: Interim Chief Financial Officer

BCIC-MBS, LLC,

by	/s/ Michael Pungello

Name: Michael Pungello
Title: President

BKC ASW BLOCKER, INC.,

by	/s/ Michael Pungello

Name: Michael Pungello
Title: President

CITIBANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and Lender,

by	/s/ Michael Vondriska

Name: Michael Vondriska
Title: Vice President

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
BANK OF MONTREAL,

by	/s/ Sue Blazis

Name: Sue Blazis
Title: Managing Director

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
MERRILL LYNCH CAPITAL CORPORATION,

by	/s/ Sean L. Jones

Name: Sean L. Jones
Title: President

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

by	/s/ William O'Daly

Name: William O'Daly
Title: Authorized Signatory

by	/s/ Andrew Griffin

Name: Andrew Griffin
Title: Authorized Signatory

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
DEUTSCHE BANK AG NEW YORK BRANCH,

by	/s/ Virginia Cosenza

Name: Virginia Cosenza
Title: Vice President

by	/s/ Yvonne Tilden

Name: Yvonne Tilden
Title: Managing Director

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
STATE STREET BANK AND TRUST COMPANY

by	/s/ John Doherty

Name: John Doherty
Title: Vice President

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
HSBC BANK USA N.A.

by	/s/ Shubhendu Kudaisya

Name: Shubhendu Kudaisya
Title: SVP, Structured Finance

Lender signature page to the
Fourth Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
MORGAN STANLEY BANK, N.A.

by	/s/ Emanuel Ma

Name: Emanuel Ma
Title: Authorized Signatory